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                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 2 to Registration Statement No. 33-50037 of Colorado Business Bankshares, Inc. of our report dated April 3, 1998 (May 20, 1998 as to Note 13) appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

                                          DELOITTE & TOUCHE LLP

Denver, Colorado
June 11, 1998